Virtus Small-Cap Value Series,
a series of Virtus Variable Insurance Trust
Supplement dated November 26, 2013 to the Summary and
Statutory Prospectuses dated May 1, 2013
Important Notice to Investors
Kayne Anderson Rudnick Investment Management, LLC, the subadviser to the above-named fund, recently announced upcoming organization changes. Effective January 1, 2014, Doug Foreman, currently Co-Chief Investment Officer and Director of Equities, will assume the title of Chief Investment Officer. Also effective January 1, 2014, Robert Schwarzkopf will no longer serve as a portfolio manager to Virtus Small-Cap Value Series.
Accordingly, the following disclosure changes will be effective on January 1, 2014.
The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus will be replaced in its entirety with the following:
➢
  Julie Kutasov, Portfolio Manager and Senior Research Analyst at Kayne Anderson Rudnick. Ms. Kutasov has served as Portfolio Manager of the fund since 2010.
➢
  Craig Stone, Portfolio Manager and Senior Research Analyst at Kayne Anderson Rudnick. Mr. Stone has served as Portfolio Manager of the fund since 2010.
Additionally, the biographical information for Mr. Schwarzkopf under “Portfolio Management” in the fund’s statutory prospectus will be removed.
Investors should retain this supplement with the
Prospectuses for future reference.
VVIT 8506/KayneChanges (11/2013)